SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 11, 1996

             TRUST CREATED BY NOMURA ASSET SECURITIES CORPORATION
                    (under a Pooling & Servicing Agreement
                 dated as of November 1, 1994, which Trust is
                the issuer of Commercial Mortgage Pass-Through
            =============Certificates, Series 1994-C3)=============
            (Exact name of Registrant as specified in its Charter)



      New York                    33-48481                          36-3994067
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
of Formation)                      File No.)               Identification No.)

LaSalle National Bank, Trustee, 135 South LaSalle Street
Suite 200, Chicago, Illinois                                        ==60603==
Attention:  Asset-backed Securities Trust Services                 (Zip Code)
            Nomura 1994 - C3
(Address of principal executive office)

Registrant's telephone number, including area code:   (800) 246-5761

                        The Exhibit Index is on page 4.




                                    Page - 1

Item 5.     Other Events

      Attached hereto is a copy of the April 11, 1996, Monthly Remittance Statement provided to the Certificateholders by the Trustee.

Item 7.     Financial Statements and Exhibits

    Exhibits

    Monthly Remittance Statement to the Certificateholders dated as of April 11, 1996.

    Loan data file as of the April 1996 Determination Date.


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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MIDLAND LOAN SERVICES, L.P., not in its individual capacity but solely as a duly authorized agent of the Registrant pursuant to Section 3.22 of the Pooling & Servicing Agreement dated as of November 1, 1994

                              By:   Midland Data  Systems,  Inc.,  its General
                              Partner

                              By:  Lawrence D. Ashley
                              Name: Lawrence D. Ashley

                              Title: Director of MBS Programs


Date: April 11, 1996



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                                 EXHIBIT INDEX

                                                                    Sequential
Document                                                           Page Number

Monthly Statement to the Certificateholders                                  5
dated as of April 11, 1996

Loan data file as of April 1996                                             10




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